Exhibit 99.2

Second Quarter 2009 Earnings Conference Call July 30, 2009 CB Richard Ellis Group, Inc.

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our momentum in 2009, future operations and future financial performance. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our current annual report on Form 10-K and our current quarterly Form 10-Q, in particular any discussion of Risk Factors, which are filed with the SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Conference Call Participants Brett White President & Chief Executive Officer Bob Sulentic Group President & Chief Financial Officer Nick Kormeluk Investor Relations

Business Overview Highlights: Q2 2009 year over year normalized EBITDA margin improvement – cost cutting continued to exceed expectations Global lines of business and geographies continue market share leadership Outsourcing client and square footage growth continued Outsourcing revenues 42% of total in Q2 2009 Completed $600 million combined debt and equity raise in Q2 2009 Meaningful extension of average debt maturity

Q2 CBRE Wins



ATLANTA
Cox Enterprises
- CBRE to provide transaction and project management services for Cox's 18 million SF portfolio.
- The portfolio consists of 1,200 locations in North America, plus international locations.



ASIA PACIFIC
Shell
- Shell selected CBRE as one of two providers to deliver Transaction Management, Project Management and Valuations throughout Asia Pacific.



CHICAGO
Hershey Corporation
- CBRE represented the Hershey Corporation in a 1.1 million SF industrial lease.



CHINA
McDonald's Corporation
- CBRE retained to advise McDonald's on its 95,000 SF regional headquarters requirement in Shanghai.



NEW YORK
Showtime Networks Inc.
- CBRE represented Showtime Networks Inc in a 202,495 SF lease renewal at 1633 Broadway.
- This is New York City's second-largest office lease thus far in 2009.



SPAIN
Grupo Santander
- Real estate fund manager for Spanish private bank Banif (part of Grupo Santander), selected CBRE to advise on the sale of more than $4.1 billion of commercial and residential properties within the next two years.



MICHIGAN
General Electric Company
- CBRE represented GE in siting a new advanced manufacturing technology and software center outside Detroit.
- The requirement includes approximately 200,000 SF of office space and a 100,000 SF for R&D.



UNITED KINGDOM
Credit Suisse
- Credit Suisse appointed CBRE to market part of their headquarters complex in London as part of a $800 million property-led capital raising strategy.

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 5

Q2 2009 Performance Overview Q2 2008 Q2 2009 $114.5 million $90.9 million Normalized EBITDA3 8.7% 9.5% Normalized EBITDA Margin3 $99.0 million $68.4 million EBITDA GAAP $0.08 Adjusted $0.16 GAAP ($0.02) Adjusted $0.04 EPS1,2 GAAP $16.6 million Adjusted $33.2 million GAAP ($6.6) million Adjusted $9.7 million Net (Loss) Income1 $1,314.9 million $955.7 million Revenue Adjusted net income and adjusted EPS exclude a tax true-up related to the write-off of financing costs incurred in connection with the credit agreement amendment entered into March 24, 2009, amortization expense related to customer relationships resulting from acquisitions, integration costs related to acquisitions, cost containment expenses and the write-down of impaired assets. All EPS information is based upon diluted shares. Normalized EBITDA excludes integration costs related to acquisitions, cost containment expenses and the write-down of impaired assets.

Revenue Breakdown 2nd Quarter 2009 42% 31% 10% 7% 4% 2% 2% 2% ($ in millions) 2009 2008 % Change 2009 2008 % Change Property & Facilities Management 399.8 419.7 -5 796.2 832.9 -4 Leasing 299.0 436.2 -31 566.2 830.7 -32 Sales 98.2 250.2 -61 175.9 478.1 -63 Appraisal & Valuation 70.1 92.4 -24 132.5 179.5 -26 Investment Management 30.3 43.3 -30 65.7 84.3 -22 Development Services 21.5 30.1 -29 41.4 56.3 -26 Commercial Mortgage Brokerage 14.3 24.7 -42 29.0 46.6 -38 Other 22.5 18.3 23 39.2 37.4 5 Total 955.7 1,314.9 -27 1,846.1 2,545.8 -27 Six months ended June 30, Three months ended June 30,

Outsourcing Q2 2009 Wins 9 renewals 6 expansions 7 new CAGR 11% 1. Represents combined data for CBRE and TCC; does not include joint ventures and affiliates 1 Q2 2009 revenue down modestly Positives: Robust global RFP activity 25% increase in new client contracts versus 2008 Square footage growth positive in Q2 2009 Number of clients up in Q2 2009 Challenges: Lower corporate spending impacting projects & reimbursements Vacancy and consolidation also pressuring near-term results Near term challenges offsetting strong underlying business performance. Global Square Footage Managed (SF in billions) 1.2 1.3 1.4 1.6 1.9 1.9 2004 2005 2006 2007 2008 Q2 2009

US Market Statistics 8.7% 9.5% 12.5% 4Q07 13.9 167.2 59.3 2007 -23.3 -11.3 -0.4 12.6% 11.7% 10.4% Retail -306.1 -80.5 -86.9 14.3% 13.0% 11.4% Industrial -68.2 -16.2 19.8 17.3% 15.5% 14.0% Office 2009 F 2Q09 2008 4Q09 F 2Q09 4Q08 US Absorption Trends (in millions of square feet) US Vacancy Source: CBRE Econometric Advisors (EA) Outlooks Fall 2009 Vacancy & Absorption Trends

Sales and Leasing Revenue - Americas ($ in millions) Sales Leasing (64%) (31%) (59%) (30%) $262.9 $184.6 $289.4 $102.8 YTD Second Quarter $140.5 $57.8 Second Quarter $525.2 $362.8 2008 2009

Sales and Leasing Revenue – EMEA ($ in millions) Sales Leasing (64%) (36%) (71%) (39%) $111.7 $68.0 $194.4 $123.5 $129.6 $47.2 YTD Second Quarter $81.4 $24.0 Second Quarter 2008 2009

Sales and Leasing Revenue – Asia Pacific ($ in millions) Sales Leasing (56%) (42%) (29%) (25%) $28.1 $16.3 Second Quarter $58.6 $25.8 YTD Second Quarter $61.4 $46.1 $110.9 $79.1 2008 2009

Development Services Balance Sheet Participation $88 million co-invested in Development Services at quarter end. $12.8 million in recourse debt to CBRE and repayment guarantees. (3.0) Projects In Process/Pipeline ($ in billions) 2.2 3.8 5.0 4.9 3.6 2.8 2.6 3.6 5.4 6.5 5.6 5.2 2.3 1.4 2.0 2.3 1.4 1.5 2.5 2.7 3.0 2.7 2.5 1.5 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 2Q09 In Process Pipeline Quarter Ended ($ in millions) 6/30/2009 6/30/2008 Revenue 22.2 31.2 EBITDA 5.5 (3.0) Add Back: Cost Containment 0.8 - Net Write-down of Impaired Assets 1.2 - Normalized EBITDA 7.5 (3.0) Normalized EBITDA Margin 33.8% -9.6%

Global Investment Management ($ in billions) ($ in millions) CBRE’s co-investments totaled $85.2 million at June 30, 2009. CAGR 19% CAGR 19.6% ($ in millions) ($ in millions) YTD Q2 Revenue 68.8 63.0 13.0 6.9 0.4 82.2 69.9 YTD Q2 2008 YTD Q2 2009 Q2 Revenue 36.0 29.4 6.3 3.2 0.4 32.6 42.7 Q2 2008 Q2 2009 Assets Under Management 11.4 14.4 15.1 17.3 28.6 37.8 38.5 36.4 2002 2003 2004 2005 2006 2007 2008 Q2 09 Investment Management Carried Interest Asset Management Acquisition, Disposition & Incentive Carried Interest Annual Revenue 57.1 68.4 94.0 99.3 126.3 259.2 160.8 - - - 28.0 101.7 88.7 0.4 57.1 68.4 94.0 127.3 228.0 347.9 161.2 2002 2003 2004 2005 2006 2007 2008

Global Investment Management For the three months ended June 30, 2009, the Company recorded a reversal of carried interest incentive compensation expense of $0.3 million compared to expense accruals of $2.6 million in the same period in 2008. For the six months ended June 30, 2009, the Company recorded a reversal of carried interest incentive compensation expense of $3.4 million compared to expense accruals of $7.9 million in the six months ended June 30, 2008. As of June 30, 2009, the Company maintained a cumulative remaining accrual of such compensation expense of approximately $20 million, which pertains to anticipated future carried interest revenue. Pro-forma Normalized EBITDA 3.0 6.2 (1.0) 4.5 Pro-forma Normalized EBITDA  Three Months Ended June 30, Six Months Ended June 30, ($ in millions) 2009 2008 2009 2008 EBITDA 2.2 (15.5) 1.8 (16.8) Add Back: Write-down of investments 2.6 11.9 7.8 11.9 Normalized EBITDA 4.8 (3.6) 9.6 (4.9) (Reversed) accrued incentive compensation expense related to carried interest revenue not yet recognized (0.3) 2.6 (3.4) 7.9 Pro-forma Normalized EBITDA Margin 14% -2% 9% 4%

Cost Cutting Initiatives Previously announced $475 - $500 million cost savings plans implemented – visible in EBITDA margin recovery despite substantial revenue decline Raising expected savings target by $100 million to a range of $575 - $600 million Expect to realize approximately $550 million of these savings in 2009 versus full year 2007 due to timing of implementation Incurred one-time cost containment expenses of $17 million in Q2 2009 and $25 million in the six months of 2009, with a total of $52 million incurred in trailing 12 months Also expect low 2009 capital expenditures of $30 million

Balance Sheet Management Proactively taking a methodical approach to improve our capital structure: deleveraging, less reliance on bank market and extending maturities Amended credit agreement completed March 24, 2009 Relaxation of leverage and coverage ratios Ability to buy back term loans at discount Ability to make loan modification offers to individual classes of existing debt holders and extend maturities without future credit agreement amendments Raised $150 million of equity capital Direct placement of $100 million with Paulson & Co. Inc. on June 10, 2009 Completed $50 million ATM program on June 11, 2009 Raised $450 million of senior subordinated notes in private placement on June 18, 2009 $100 million was sold to Paulson & Co. Inc. Proceeds to be used for general corporate purposes including debt repayment Launched loan modification offers on July 16th with $425 million of preliminary commitments

Capitalization Net of original issue discount of $14 million. Represents notes payable on real estate in Development Services that are recourse to the company. Excludes non-recourse notes payable on real estate of $567.1 million and $618.0 million at June 30, 2009 and March 31, 2009, respectively. Excludes $145.7 million and $276.3 million of non-recourse warehouse facility at June 30, 2009 and March 31, 2009, respectively, as well as $8.1 million of non-recourse revolving credit facility in Development Services at June 30, 2009 and March 31, 2009. 0 0 210.473 276.291 210.473 276.291 8.0 8.1 5.498 3.8 13.498 11.93 613.6 618.0 4.1 4.6 617.7 622.6 (41.9) 1,997.4 1,955.6 53.7 2,484.9 2,538.6 209.5 64.0 273.5 (155.8) 2,420.9 2,265.1 (1.9) 3.8 1.9 0.5 4.6 5.1 436.0 - 436.0 (42.2) 288.0 245.8 - 943.5 943.5 (152.7) 736.7 584.0 (395.5) 444.3 48.8 (114.0) 423.5 309.5 Variance 3/31/2009 6/30/2009 As of ($ in millions) Cash Revolving credit facility Senior secured term loan A Senior secured term loan B Senior secured term loan A-1 Senior subordinated notes1 Notes payable on real estate2 Other debt3 Total debt Stockholders' equity Total capitalization Total net debt

CBRE Debt Covenants & Maturity Schedule Covenant Hurdle 12/31/08 3/31/09 6/30/09 Leverage Ratio <4.25x1 3.28 2.78 2.47 Interest Coverage Ratio >2.00x1 4.72 5.89 5.36 Year Amount Due 2009 $6 million remaining 2010 $254 million Debt Covenants Required Debt Maturity Schedule Effective March 24, 2009

Business Outlook Summary: Significant operating leverage in business model following cost cuts Overall market conditions not much different than at end of Q1 Investment sales weak; still expect start of distressed activity this year Leasing expected to remain weak until economies begin to improve Outsourcing results should continue to be mixed as new client growth is offset by current headwinds Global Investment Management and Development Services results to remain weak while asset values remain low and sales are slow Our strategy remains unchanged: Provide great client service Continue aggressive focus on cost containment Focus on improving balance sheet Continue to aggressively grow market share

GAAP Reconciliation Tables

Reconciliation of Net (Loss) Income to Net Income, As Adjusted Three Months Ended June 30, ($ in millions, except for share data) 2009 2008 Net (loss) income attributable to CB Richard Ellis Group, Inc. $(6.6) $16.6 Cost containment expenses, net of tax 10.6 - Write-down of impaired assets, net of tax 2.4 12.0 Amortization expense related to customer relationships acquired, net of tax 1.9 2.5 Integration costs related to acquisitions, net of tax 1.1 2.1 Write-off of financing costs, net of tax 0.3 - Net income attributable to CB Richard Ellis Group, Inc., as adjusted $9.7 $33.2 Diluted income per share, as adjusted $0.04 $0.16 Weighted average shares outstanding for diluted income per share 268,132,723 208,388,563

Reconciliation of Normalized EBITDA to EBITDA to Net (Loss) Income 8.7% 9.5% Normalized EBITDA Margin $ 1,314.9 $ 955.7 Revenue 16.6 (6.6) Ellis Group, Inc. Net (loss) income attributable to CB Richard 20.3 4.7 Provision for income taxes 41.6 47.4 Interest expense 25.0 24.1 Depreciation and amortization Less: 4.5 1.2 Interest income Add: 99.0 68.4 EBITDA 11.9 3.7 Write-down of impaired assets - 17.0 Cost containment expenses 3.6 1.8 Integration costs related to acquisitions Adjustments: $ 114.5 $ 90.9 Normalized EBITDA 2008 2009 ($ in millions) Three Months Ended June 30,